Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (Deferred Sales Inducements) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Deferred Sales Inducements
Balance at January 1,	$ 509	$ 535	$ 537
Capitalization	6	21	79
Amortization	(32)	(47)	(81)
Balance at December 31,	$ 483	$ 509	$ 535